BLC FINANCIAL SERVICES, INC.

                               645 Madison Avenue
                            New York, New York 10022

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 30, 2000



         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BLC Financial Services, Inc. (the "Company") will be held at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153 on March 30, 2000 at 11:00 a.m., for the following purposes, all as more fully described in the attached Proxy Statement.

1.       To elect two directors of the Company.

2. To approve adoption of an amendment to the Amended 1995 Management Incentive Plan (the "Plan")to increase the number of shares of common stock, par value $0.01 per share, of the Company that may be subject to options granted under the Plan.

3. To ratify the appointment of Richard A. Eisner & Company LLP as auditors of the Company for the current fiscal year ending on June 30, 2000.

4. To consider and act upon any matters incidental to the foregoing purposes and to transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on February 22, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and at any adjournment thereof.

         Enclosed is your copy of the Annual Report on Form 10K of the Company for the fiscal year ended June 30, 1999.

         It is important that your stock be represented at the Annual Meeting in order to assure the presence of a quorum and to avoid added proxy solicitation costs. THEREFORE, YOUR PERSONAL ATTENDANCE OR PROXY IS IMPORTANT. Whether or not you plan to attend, please complete, sign and date the accompanying proxy and return it promptly in the enclosed self-addressed envelope. All stockholders are cordially invited to attend the meeting. If you attend the meeting and decide to vote in person, you may revoke your proxy.

                                           By Order of the Board of Directors



                                           DAVID REDLENER
                                           Secretary

New York, New York

February 23, 2000

                          BLC FINANCIAL SERVICES, INC.

                    ----------------------------------------

                                 PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF STOCKHOLDERS

                          To be held on March 30, 2000

                    ----------------------------------------

                                     GENERAL

         This Proxy Statement is first being mailed to stockholders on or about February 23, 2000, and is solicited by and on behalf of the Board of Directors (the "Board" or the "Board of Directors") of BLC Financial Services, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company to be held on March 30, 2000 (the "Annual Meeting"), at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, 25th Floor, New York, New York 10153, at 11:00 a.m., and at any adjournment thereof. The Company's principal executive offices are located at 645 Madison Avenue, New York, New York 10022.

         If the proxy card accompanying this Proxy Statement is properly executed and returned, the shares of common stock, par value $.01 per share of the Company (the "Common Stock"), represented thereby will be voted as instructed on the proxy card, but if no instructions are given, such shares of Common Stock will be voted in favor of (i) each of the nominees for directors of the Company, (ii) the adoption of an amendment to the Amended 1995 Management Incentive Plan (the "Plan") to increase the number of shares of Common Stock from 2,500,000 to 3,500,000 that may be subject to options granted under the Plan, and (iii) the ratification of the appointment of Richard A. Eisner & Company LLP as auditors of the Company for the current fiscal year ending on June 30, 2000.

                             SOLICITATION OF PROXIES

         If the enclosed form of proxy is executed and returned, it will be voted as directed, but may be revoked at any time insofar as it has not been exercised, either by a written notice of the revocation received by the persons named therein, or by voting the shares covered thereby in person or by another proxy dated subsequent to the date thereof. The form of proxy vests in the persons named therein as proxies discretionary authority to vote on any matter that may properly come before the meeting not presently known to the Board of Directors.

         The cost of preparing and mailing the Notice of Annual Meeting and this Proxy Statement and soliciting proxies will be borne by the Company. In addition to the use of the mails, officers, directors or employees of the Company, who will receive no additional compensation therefor, may solicit proxies by telephone or personal interview. The Company will request brokers, nominees, fiduciaries and custodians to forward the proxy materials to their principals and beneficial owners, and will reimburse such persons for reasonable expenses incurred by them in forwarding the proxy materials.

                                  VOTING RIGHTS

         The Board of Directors has fixed the close of business on February 22, 2000 as the record date (the "Record Date") for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournment thereof. Only stockholders of record on that date are entitled to vote at the Annual Meeting. As of the Record Date, 20,288,880 shares of Common Stock were outstanding and entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote. A majority of the outstanding shares of Common Stock is needed for a quorum. Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Annual Meeting for the purpose of determining the presence of a quorum. The affirmative vote of a plurality of the votes of the holders of shares of Common Stock present at the Annual Meeting, represented in person or by proxy, is necessary to elect nominees for directors, while the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present at the Annual Meeting, represented in person or by proxy, is required to effectuate Proposals 2 and 3, and any other matter that may properly come before the meeting, except as otherwise required by applicable law. Abstentions and broker non-votes with respect to any matter are not considered as votes cast with respect to that matter.

         The Board of Directors believes that each of the directors and officers of the Company identified in the table set forth in "Security Ownership of Certain Beneficial Owners and Management" (who hold approximately 33.80% of the outstanding Common Stock of the Company) will vote in favor of each Proposal.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         Two persons are to be elected to the Board of Directors at the Annual Meeting and the remaining five directors will continue in office for the terms specified below. The persons named in the enclosed proxy intend to vote for the election of the two nominees listed below, unless instructions to the contrary are given therein. The two nominees, Robert F. Tannenhauser and Peter D. Blanck, are currently directors of the Company. Proxies may not be voted for a greater number of persons than the number of nominees named below.

         The two nominees have indicated that they are able and willing to serve as directors. However, if some unexpected occurrence should require the substitution of some other person or persons for any one or more of the nominees, the person or persons voting the Proxies will vote for such nominees as the Director Affairs Committee of the Company may select.

         Nominees for directors who receive a plurality of the votes cast by the holders of the outstanding Common Stock entitled to vote at the Annual Meeting will be elected. Abstentions, broker non-votes, and withheld votes are not counted in determining the number of votes cast for any nominee for director.

         In accordance with the By-laws of the Company, any vacancies on the Board of Directors will be filled by a majority vote of the remaining directors then in office, and such directors so elected shall hold office for a term which shall expire with the term of the other directors of such class, and until such directors' respective successors shall have been elected and qualified.

         The following table lists the name, age, principal occupation and certain business experience of each of the two nominees and the five continuing directors of the Company whose terms of office will continue after the Annual Meeting, the year in which each director's term of office will expire (assuming, in the case of each of the two nominees, such nominees are elected at the Annual Meeting) and the year in which each director was first elected as a director of the Company.

                                                                                                                    Year
                                                                                    Age at        Has Served        Term
                                                                                   February 22,   As Director       Will
Name                                        Principal Occupation                       2000          Since         Expire
------------------                  ----------------------------------------       ------------  ------------      ------

Jerome B. Alenick                   Sole Proprietor                                    71            1998           2001
                                    Jerome B. Alenick Investments

                                    & Financial Services
                                    Florham Park, New Jersey

Peter D. Blanck                     Professor of Law                                   42            1993           2003
(nominee)                           University of Iowa College of Law
                                    Iowa City, Iowa

Robert W. D'Loren                   President                                          42            1997           2001
                                    CAK Universal Credit Corp.
                                    New York, New York

Irwin E. Redlener, M.D.             President                                          55            1997           2002
                                    Children's Hospital
                                    Montefiore Medical Center
                                    Bronx, New York

Kenneth S. Schwartz, M.D.           Principal                                          54            1997           2002
                                    S&D Medical, LLP
                                    New York, New York

Robert F. Tannenhauser              President                                          55            1986           2003
(nominee)                           BLC Financial Services, Inc.
                                    New York, New York

Robert W. Wien                      Senior Managing Director and                       48            1997           2001
                                    Director of Investment Banking
                                    Josephthal & Co., Inc.
                                    New York, New York

         Jerome B. Alenick has been sole proprietor of Jerome B. Alenick Investments & Financial Services since 1991. From 1990 to 1991, Mr. Alenick was Executive Vice President of The Kushner Companies. Mr. Alenick is a member of the Bar of the State of New Jersey and the Bar of the District of Columbia and is a licensed Real Estate Broker in the State of New Jersey. He has been an Adjunct Professor of Real Estate at New York University since 1993 and has been a member of the faculty at New York University since 1983.

         Peter D. Blanck is currently and has been a Professor of Law since 1993 and a Professor of Preventative Medicine since 1997 at the University of Iowa. Since February 1992, Mr. Blanck has been a director and the President of Futuronics Corporation. Mr. Blanck is the brother-in-law of Robert F. Tannenhauser.

         Robert  W.  D'Loren  has  been   President  of  CAK  Universal   Credit
Corporation since February 1, 1998. Prior to that he was self-employed for eleven years and conducted business at D'Loren, Levien & Company, LLC, which provided investment banking services to the mortgage and asset-backed securities industry. Prior to forming his own company in 1986, Mr. D'Loren served as a manager in the accounting firm of Deloitte Touche.

         Irwin Redlener is currently President of the Children's Hospital at Montefiore Medical Center and has been Professor of Pediatrics at the Albert Einstein College of Medicine, Montefiore Medical Center, since 1997. Since 1990, Dr. Redlener has also served as Director of the Division of Community Pediatrics at Montefiore. Dr. Redlener is President and Director of The Children's Health Fund, a not-for-profit foundation developed to support health care for homeless and medically underserved children. Dr. Redlener has been a special consultant on health care policy for the White House and the federal Department of Health and Human Services.

         Kenneth S. Schwartz is currently a senior radiology consultant to American Imaging Management, Inc. and a principal of S&D Medical LLP, New York. Prior to this, he was Chief Medical Officer of American Imaging Management, Inc. in Northbrook, Illinois. From 1996 to 1998, Dr. Schwartz was Senior Executive Vice President of Complete Management, Inc. in New York, New York. From 1981 to 1995, Mr. Schwartz served as a Director of Radiology at Hudson Valley Hospital Center, Peekskill, New York and was Medical Director at Putnam Hospital Center in Carmel, New York from 1991 through 1994. From March 1995 to November 1996, Dr. Schwartz was Systems Director of Radiology and Imaging Services at St. Francis Hospital and Medical Center in Hartford, Connecticut.

         Robert F. Tannenhauser has been a full-time employee of the Company through its subsidiary, Business Loan Center, since March 1995. From January 1992 until February 1995, Mr. Tannenhauser was of counsel to the law firm of Hall Dickler Kent Friedman & Wood, LLP. Mr. Tannenhauser has been or is a principal or general partner of various corporations and partnerships engaged in both the oil and gas and the real estate businesses. Additionally, Mr. Tannenhauser serves as a Director of the Children's Health Fund, together with Dr. Redlener.

         Robert W. Wien has served as Senior Managing Director and Director of Investment Banking at Josephthal & Co. (formerly, Josephthal, Lyon & Ross, Incorporated) since May 1999; he served as Managing Director and Director of Mergers and Acquisitions from May 1996 until May 1999. From July 1994 to May 1996, Mr. Wien held the position of Director of Corporate Finance and Real Estate Advisory Services at Coopers & Lybrand, LLP. Additionally, Mr. Wien served as Senior Vice President of Investment Banking at Dean Witter Reynolds, Inc. from April 1987 to June 1994. Mr. Wien is a member of the Bar in the State of New York and a licensed Real Estate Broker in the State of New York.

Vote Required for Approval

         Nominees for directors who receive a plurality of the votes cast by the holders of the shares of Common Stock in person or by proxy at the Annual Meeting shall be elected.

         The Board of Directors recommends a vote "FOR" each nominee.

Director Compensation

         The Company pays independent directors $1,000 per meeting attended for serving as members of the Board, and reimburses them for out-of-pocket expenses incurred in connection with the performance of their duties. During the fiscal year ended June 30, 1999 ("Fiscal Year 1999"), Robert W. D'Loren, Peter Blanck, Robert F. Tannenhauser, Jerome Alenick, Irwin E. Redlener, Kenneth M. Schwartz and Robert W. Wien were each granted, pursuant to non-qualified stock option agreements, options to purchase 10,000 shares of Common Stock at an exercise price of $3.31 per share, which options are all exercisable immediately at any time prior to July, 2003. In addition, during Fiscal Year 1999, Robert W. D'Loren,

Peter Blanck, Robert F. Tannenhauser, Jerome Alenick, Irwin E. Redlener, Kenneth
M. Schwartz and Robert W. Wien were each granted, pursuant to non-qualified stock option agreements, options to purchase 25,000 shares of Common Stock at an exercise price of $2.00 per share, which options are all exercisable immediately at any time prior to May, 2004.

Committees and Meetings of the Board of Directors

         During Fiscal Year 1999, the Board of Directors had three meetings, the audit committee had two meetings, and the compensation committee had two meetings. No incumbent director attended less than 75% of the aggregate of the total number of meetings of the Board of Directors and any committee on which the incumbent director served in Fiscal Year 1999.

         The audit committee of the Board of Directors consists of Irwin Redlener, Jerome Alenick, and Robert Wien. The audit committee met with representatives of Richard A. Eisner Company, LLP, the Company's auditors, to review the Fiscal Year 1999 audited financial statements and the auditors' recommendations and comments with respect thereto.

         The compensation committee of the Board of Directors consists of Kenneth Schwartz, Robert D'Loren and Peter Blanck. The compensation committee met for the purposes of establishing compensation of senior management and the awarding of stock options to employees of the Company and its subsidiaries pursuant to the Plan.

                                   PROPOSAL 2

             AMENDMENT TO THE 1995 AMENDED MANAGEMENT INCENTIVE PLAN

         The proposed amendment to the Plan, which was filed in connection with the annual meeting held June 30, 1997, would increase the aggregate number of shares of Common Stock that may be subject to options granted under the Plan from 2,500,000 to 3,500,000. The Board of Directors has approved the proposed amendment to enable the Company to provide for future awards of options in order to continue to obtain the beneficial effects of the Plan.

         The purpose of this proposed amendment is to allow the Company to continue to provide incentives that will attract and retain highly competent persons as officers and key employees of the Company and its subsidiaries by providing them opportunities to acquire shares of Common Stock.

         As of December 31, 1999, under the Plan, options for an aggregate of 2,414,251 shares had been granted, and options for an aggregate of 2,367,249 shares remained outstanding and 89,749 shares remained available for future grant prior to the proposed amendment.

General Terms of the Plan

         Under the Plan as amended pursuant to the proposed amendment, options to purchase an aggregate of 3,500,000 shares of Common Stock may be granted from time to time to employees, including directors and officers who are employees, of the Company, or of any subsidiary of the Company, who have been so employed for at least one year at the end of the fiscal year ended immediately prior to the grant of the option (provided that the Board of Directors may authorize the grant of an option to an employee who has not served for such period).

         The Plan is administered by the Board of Directors. The Board is generally empowered to interpret the Plan, to prescribe rules and regulations relating thereto, to determine the terms of option agreements, to amend them with the consent of the optionee, to determine the employees to whom options are to be granted and to determine the number of shares subject to each option granted. Options granted under the Plan may be designated as "Incentive Stock Options" ("ISOs") within the meaning of Section

422 of the Internal Revenue Code of 1986, as amended (the "Code"), or as options that do not satisfy the requirements for ISOs ("Non-qualified Options").

         The per share exercise price of each option is established by the Board and in each instance will not be less than the fair market value of a share of the Common Stock on the date the option is granted (110% of fair market value on the date of grant of an ISO, as defined below) if the optionee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries (a "10% Holder"). The exercise price of options must be paid in cash.

         Options will be exercisable for a term determined by the Board, which term will not be greater than ten years from the date of grant (five years for ISOs granted to a 10% Holder). Unless otherwise provided in an option agreement, an option generally will become fully exercisable five years from the date of grant or upon the earliest of the optionee's retirement (at the optionee's normal retirement date), death, or permanent and total disability if such event occurs subsequent to the first anniversary of the grant of the option. Prior thereto, each option shall become exercisable as to one-fifth of the number of the shares covered thereby cumulatively upon each anniversary of the date of the grant. Except in the event of certain terminations of employment or death or permanent and total disability, no option may be exercised unless the holder thereof is then an employee of the Company or of any subsidiary corporation. Options will not be transferable other than by will or the laws of descent and distribution and may be exercised during the optionee's lifetime only by the optionee or his guardian or legal representative.

         The Plan provides that the aggregate fair market value (determined at the time an ISO is granted) of the Common Stock subject to ISOs exercisable for the first time by an employee during any calendar year (under all plans of the Company and any subsidiary corporation) may not exceed $100,000.

         Upon any termination of employment that is either for "cause" (as defined in the Plan ) or voluntary termination on the part of the employee and without the consent of the Company or any subsidiary corporation that is the employer, all options held by an optionee under the Plan, to the extent not exercised, will terminate (except that a Nonqualified Option held by an employee who continues after termination of employment to serve the Company as a consultant may continue in effect). If employment is otherwise terminated (except by reason of death or permanent and total disability), an option may be exercised at any time within three months after such termination, to the extent the optionee was entitled to do so at the date of termination of employment (or in the case of retirement at the optionee's normal retirement date subsequent to the first anniversary of the date of grant, for the shares remaining subject to the options). If the optionee dies or becomes permanently and totally disabled subsequent to the first anniversary of the option grant, the option shall be exercisable as to all shares of Common Stock remaining subject to the option, and the optionee or his personal representative may exercise the option within nine months after the earlier of the death or commencement of disability of such optionee.

         The number of shares subject to options and the exercise price of those options are subject to adjustment as the Board determines to be appropriate in the event of changes in the outstanding Common Stock by reason of stock dividends, recapitalization, mergers, and similar events.

         The Board of Directors may suspend, terminate, modify or amend the Plan, provided that (except for adjustments by reason of stock dividends, recapitalization, mergers and similar events) any increase in the aggregate number of shares issuable upon the exercise of options, any reduction in the purchase price of the Common Stock covered by any option, any extension of the period during which options may be granted or increase in the maximum term of options, or any material modification in the requirements as to eligibility for participation in the Plan shall be subject to the approval of stockholders. No suspension, termination, modification, or amendment of the Plan may adversely affect an optionee's rights under the options theretofore granted without the consent of the optionee.

         Upon a "change in control" (as defined below) of the Company, and if the Board of Directors so determines, all outstanding options shall be terminated, and the Company shall pay the optionee in lieu thereof an amount equal to (i) the Option Value (as defined in the Plan) of one share at the close of business on the day next preceding the occurrence of such an event, multiplied by (ii) the full number of shares subject to the option, without regard to whether any installment is then otherwise exercisable. In general, if the total amount of the payments to an individual that are contingent upon a "change of control" of the Company (as defined in Section 280G of the Code), including payments under the Plan that are paid upon a "change in control" equals or exceeds three times the individual's "base amount" (generally, such individual's average annual compensation of the five complete years preceding the change in control), then, subject to certain exceptions, the payments may be treated as "parachute payments" under the Code, in which case a portion of such payments would be nondeductible to the Company and the individual would be subject to a 20% excise tax on such portion of the payments.

         No options may be granted under the Plan after February 28, 2005.

         The closing price of a share of Common Stock for January 26, 2000 as reported by NASDAQ- AMEX Online was $1.875 with a high of $1.875 and a low of $1.75.

Vote Required for Approval

         The Board of Directors has unanimously approved the proposed amendment to the Plan. Approval of the proposed amendment to the Plan requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present at the Annual Meeting, in person or by proxy, and entitled to vote on the matter.

         The Board of Directors recommends a vote "FOR" the approval of the proposed amendment to the 1995 Management Incentive Plan.

                                   PROPOSAL 3

                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The stockholders of the Company will be asked to take action to ratify the appointment of Richard A. Eisner & Company LLP as auditors of the Company for its current fiscal year ending on June 30, 2000. A representative of Richard
A. Eisner & Company LLP is expected to be present at the meeting and will have the opportunity to make a statement if he or she desires to do so and be available to respond to appropriate questions. If the selection of Richard A. Eisner & Company LLP as auditors of the Company is not ratified, or if, prior to the next annual meeting of stockholders, such firm shall decline to act or otherwise become incapable of acting or the engagement of such firm shall be otherwise discontinued by the Board of Directors, the Board of Directors will appoint other independent public accountants whose selection for any period subsequent to the next annual meeting will be subject to stockholder approval at such meeting.

         Vote Required for Approval

         The Board of Directors of the Company has unanimously approved the selection of Richard A. Eisner & Company LLP as auditors for the Company for its current fiscal year ending on June 30,2000. Ratification of the appointment by stockholders requires the affirmative vote of a majority of the holders of shares of Common Stock present at the Annual Meeting, represented in person or by proxy, and entitled to vote on the matter.

         The Board of Directors recommends a vote "FOR" the ratification of the appointment of Richard A. Eisner & Company LLP as independent auditors.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth certain information as of January 31, 2000, at which time 20,288,880 shares of Common Stock were outstanding, with respect to (i) those persons or groups known to the Company to beneficially own more than 5% of the Company's Common Stock, (ii) each director of the Company,
(iii) each named executive officer and (iv) all directors and officers of the Company as a group. The information is determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934 (ARule 13d-3@) based upon information furnished by the persons listed or known to the Company. Except as indicated on the following page, the shareholders listed possess sole voting and investment power with respect to their shares.



Name and Address of
Beneficial Owner                       Amount and Nature of Beneficial Ownership        Percent Of Class
-------------------------------------- -----------------------------------------   --------------------------------------

Futuronics Corporation                 2,595,224 (1)                                    12.79%
3652 Forest Gate Drive, N.E.
Iowa City, Iowa 52240
-------------------------------------- -----------------------------------------   --------------------------------------

Peter D. Blanck                        3,396,390 (2)(3)                                 16.54%
University of Iowa, College of Law
Iowa City, Iowa 52241
-------------------------------------- -----------------------------------------   --------------------------------------

Richard Blanck                         3,211,391 (2)(4)                                 15.78%
9 Hickory Road
Manhasset Hills, New York 11040
-------------------------------------- -----------------------------------------   --------------------------------------

Robert W. D'Loren                      255,000(5)                                       1.24%
72 Woodland Drive
Oyster Bay Cove, NY 11771
-------------------------------------- -----------------------------------------   --------------------------------------

Jennifer M. Goldstein                  231,017(6)                                       1.13%
50 West 72nd Street
New York, New York 10023
-------------------------------------- -----------------------------------------   --------------------------------------

David I. Redlener                      9,437(7)                                         *
155 Henry Street
Brooklyn, New York  11201
-------------------------------------- -----------------------------------------   --------------------------------------

Irwin E. Redlener                      55,000(8)                                        *
11 Alfred Lane
New Rochelle, New York 10804
-------------------------------------- -----------------------------------------   --------------------------------------

Diane Rosenfeld                        1,119,984 (9)                                    5.46%
RR #1 Box 427 D
County Road #86
Amenia, New York 12501
-------------------------------------- -----------------------------------------   --------------------------------------

Kenneth S. Schwartz                    66,525(10)                                       *
284 Guard Hill Road
Bedford, New York 10506
-------------------------------------- -----------------------------------------   --------------------------------------

Carol Tannenhauser                     5,686,751 (2)(11)                                26.92%
210 East 68th Street
New York, New York 10021
-------------------------------------- -----------------------------------------   --------------------------------------

Robert F. Tannenhauser                 5,686,751 (11)                                   26.92%
210 East 68th Street
New York, New York 10021
-------------------------------------- -----------------------------------------   --------------------------------------

Jerome B.  Alenick                     354,375 (12)                                     1.74%
26 Columbia Turnpike
Florham Park, New Jersey 07932

-------------------------------------- -----------------------------------------   --------------------------------------


                                        8


Name and Address of
Beneficial Owner                       Amount and Nature of Beneficial Ownership        Percent Of Class
-------------------------------------- -----------------------------------------   --------------------------------------

Robert W. Wien                         124,500 (13)                                     *
24 James Road
Mount Kisco, New York 10549
-------------------------------------- -----------------------------------------   --------------------------------------

Leonard Rudolph                        44,064(14)                                       *
3 Pelham Place
East Brunswick, New Jersey 08816
-------------------------------------- -----------------------------------------   --------------------------------------

All Directors and officers             7,428,505(15)                                    33.80%
    as a group (ten  persons)
-------------------------------------- -----------------------------------------   --------------------------------------

* Owns less than 1% of the outstanding shares of Common Stock


(1) Includes 2,595,224 shares owned directly by Futuronics Corporation. Carol Tannenhauser, Richard Blanck, and Peter D. Blanck are officers and directors of Futuronics Corporation. (1) Includes 2,595,224 shares owned directly by Futuronics

(2) Carol Tannenhauser, Richard Blanck, and Peter D. Blanck are siblings. Each disclaims beneficial ownership of the shares owned by the others.

(3) Includes (a) 85,737 shares owned directly by Peter D. Blanck, (b) 295,267 shares deemed owned by Peter D. Blanck as custodian for his four children, (c) 110,000 shares underlying options owned by Peter D. Blanck, (d) 176,830 shares owned by Trust created under the Will of Albert Blanck under which Peter D. Blanck is a Trustee and Beneficiary,
         (e) 2,595,224 shares owned by Futuronics Corporation of which Peter D. Blanck is an officer and director, (f) 100,000 shares that may be acquired upon the conversion of Debentures held directly by Peter D. Blanck and (g) 33,332 shares that may be acquired upon the conversion of debentures held by Peter D. Blanck as custodian for his four children.

(4) Includes (a) 273,834 shares owned directly by Richard Blanck, (b) 107,169 shares deemed owned by Richard Blanck as custodian for his two children, (c) 176,830 shares owned by Trust created under the Will of Albert Blanck under which Richard Blanck is a Trustee and Beneficiary,
         (d) 2,595,224 shares owned by Futuronics Corporation of which Richard Blanck is an officer and director and (e) 25,000 shares that may be acquired upon the conversion of Debentures held by Richard Blanck and
         (f) 33,334 shares that may be acquired upon the conversion of Debentures held by Richard Blanck as custodian for his two children.

(5) Includes (a) 200,000 shares that may be acquired upon the exercise of Warrants held by D'Loren Levien & Company L.L.C. of which Robert D'Loren is a member and (b) 55,000 shares that maybe acquired upon the exercise of options held by Robert D'Loren.

(6) Includes (a) 119,767 shares owned by Jennifer M. Goldstein and (b) 111,250 shares that may be acquired upon the exercise of options held by Jennifer M. Goldstein.

(7) Includes (a) 1,457 shares owned by David Redlener and (b) 8,000 shares that may be acquired upon the exercise of options held by David Redlener.

(8) Includes 55,000 shares that may be acquired upon the exercise of options held by Irwin Redlener.

(9) Includes (a) 666,710 shares directly owned by Diane Rosenfeld, (b) 225,774 shares directly owned by Eric Rosenfeld, (c) 202,500 shares underlying options owned by Diane Rosenfeld and (d) 25,000 shares that may be acquired upon the exercise of Warrants owned by Diane Rosenfeld.

(10) Includes (a) 11,525 shares directly owned by Kenneth Schwartz or jointly with Jane Schwartz and (b) 55,000 shares that may be acquired upon the exercise of options held by Kenneth Schwartz.

(11)     Includes (a) 207,192 shares owned  directly by Robert F.  Tannenhauser,
         (b) 1,325,409 shares directly owned by Carol Tannenhauser, the spouse of Robert F. Tannenhauser, (c) 2,595,224 owned by Futuronics Corporation of which Carol Tannenhauser is an officer and director, (d) 176,830 shares owned by Trust created under the Will of Albert Blanck under which the spouse of Robert F. Tannenhauser is Trustee and
         Beneficiary, (e) 427,500 shares underlying options owned by Carol Tannenhauser,(f) 54,500 shares that may be acquired upon the conversion of Debentures held by Carol Tannenhauser, (g) 249,500 shares owned by David Tannenhauser, the son of Robert F. Tannenhauser and Carol Tannenhauser, (h) 164,600 shares held in a custodial account for the benefit of Emily Tannenhauser, the daughter of Robert F. Tannenhauser each of Carol Tannenhauser and Robert F. Tannenhauser share voting and dispositive power of such shares, (i) 84,899 shares owned by Emily Tannenhauser, the daughter of Robert F. Tannenhauser and Carol Tannenhauser, (j) 4,500 shares that may be acquired upon the conversion of Debentures held by Robert F. Tannenhauser, (k) 21,167 shares that may be acquired upon the conversion of Debentures held by David Tannenhauser, the son of Robert F. Tannenhauser and Carol Tannenhauser,
         (l) 21,166 shares that may be acquired upon the conversion of Debentures held by Emily Tannenhauser, the daughter of Robert F. Tannenhauser and Carol Tannenhauser, (m) 22,132 shares held in trust for David Tannenhauser, the son of Robert F. Tannenhauser and Carol Tannenhauser, (n) 22,132 shares held in trust for Emily Tannenhauser, the daughter of Robert F. Tannenhauser and Carol Tannenhauser and (o) 310,000 shares underlying options owned by Robert F. Tannenhauser.

(12) Includes (a) 311,875 shares owned by the Defined Benefit Plan for the Benefit of Jerome Alenick, (b) 35,000 shares underlying options owned by Jerome Alenick and (c) 7,500 shares owned by Jerome B. Alenick and Nicole A. Alenick as joint tenants and tenants in common.

(13) Includes (a) 35,000 shares owned directly by Robert W. Wien, (b) 55,000 shares that may be acquired upon the exercise of options held by Robert
         W. Wien and (c) 34,500 shares that may be acquired upon the exercise of certain Warrants held by Robert W. Wien.

(14) Includes (a) 21,564 shares owned directly by Leonard Rudolph and (b) 22,500 shares that may be acquired upon the exercise of options held by Leonard Rudolph.

(15) Represents shares beneficially owned pursuant to Rule 13d-3 by Mr. Tannenhauser, a Director and President of the Company, Ms. Goldstein, Treasurer and Chief Financial Officer of the Company, Mr. Rudolph, Executive Vice President of the Company, Mr. Redlener, Secretary of the Company, Messrs. D'Loren, Blanck, Wien and Alenick and Drs. Redlener and Schwartz, directors of the Company. The shares deemed beneficially owned by Mr. Tannenhauser and Mr. Blanck through Futuronics Corporation and Trust created under the Will of Albert Blanck have been added only once to the total shares owned by officers and directors as a group.

                               EXECUTIVE OFFICERS

         The executive officers of the Company are as follows:

                                       Age at
Name                              February 22, 2000               Position                    Officer Since
-----------------------------------------------------------------------------------------------------------

Robert F.                                55                      President                        1986
Tannenhauser

Leonard                                  52                      Executive                        1998
Rudolph                                                        Vice President


Jennifer M.                              28                Chief Financial Officer                1996
Goldstein

David                                    32                       Secretary                       1997
Redlener


         The principal occupation of Mr. Tannenhauser for the last five years is described under the caption "Proposal 1 - Election of Directors."

         Leonard Rudolph joined the Company as Executive Vice President in May of 1998 and currently serves as President of Business Loan Center, Inc. From 1996 until joining the Company, Mr. Rudolph served as Executive Vice President, Senior Credit Officer of Sterling National Bank. Additionally, between 1991 and 1996, Mr. Rudolph held the position of Senior Vice President of Sterling National Bank.

         Jennifer M. Goldstein served as Assistant Secretary of the Company from February 1996 to June 1997, as Treasurer of the Company from July 1997 to September 1998, and as Chief Financial Officer from October 1998 to the present. From June 1994 until the present, Ms. Goldstein has been employed by Business Loan Center. Ms. Goldstein graduated with a degree in Accounting from San Diego State University in May 1994 and received an MBA in Finance from Pace University in May 1999.

         David Redlener has served as Secretary of the Company since June 30, 1997. He has been employed by Business Loan Center, Inc. as Counsel since May 1997. From September 1994 until December 1996 Mr. Redlener was employed as an Assistant District Attorney in the County of the Bronx, New York. Mr. Redlener graduated with a degree in Economics from Hunter College and earned his law degree from Saint Louis University School of Law in May 1994. He is currently pursuing a Masters degree in Finance. Mr. Redlener is the son of Dr. Irwin Redlener, a Director of the Company.

                             EXECUTIVE COMPENSATION

                           Summary Compensation Table

         The following table sets forth all plan and non-plan compensation paid to the named individual for services rendered in all capacities to the Company and its subsidiaries during the three fiscal years ended June 30, 1999. The following salaries and/or benefits are presently payable pursuant to employment agreements. See "Certain Relationships and Related Transactions."


                                                                                           Long-Term
                                        Annual Compensation                               Compensation
                                ----------------------------------                       --------------
                                                                                           Securities
         Name and                 Fiscal                                                   Underlying
    Principal Position             Year         Salary                    Bonus             Options(#)

Robert F. Tannenhauser ........... 1999     $   224,285 (1)               $50,000             375,000
President and Director             1998         208,085 (1)               $0                  500,000
                                   1997         207,411 (1)               $0                        0

Leonard Rudolph................... 1999     $   170,000                   $10,000              25,000
Executive Vice                     1998          34,154 (2)               $0                   70,000
President

Jennifer M. Goldstein............. 1999     $   124,038                   $35,000              75,000
Chief Financial Officer            1998          91,923                   $15,000             100,000
                                   1997          57,769                    $7,000              75,000

__________

(1)  Includes premiums for excess health insurance.
(2)  Based upon approximately two months salary at an annual rate of $170,000.


                        Option Grants in Last Fiscal Year

         The following table sets forth information concerning stock options granted to the named executive officers during the Fiscal Year 1999. See "Certain Relationships and Related Transactions."

                                                                                 Potential           Potential
                                                                                realizable          realizable
                                                                                 value at            value at
                                      % of Total                                  assumed             assumed
                                        Options                                annual rates        annual rates
                                        Granted                               of stock price      of stock price
                                        During       Exercise                  appreciation        appreciation
                           Options      Fiscal         Price     Expiration     for option          for option
     Name                  Granted     Year 1999       ($/Sh)       Date        term 5% ($)         term 10%($)
----------------           -------     ---------     ---------   ----------     -----------         -----------

Robert F                   375,000        73%          $2.90       12/7/03          $0                $84,100
Tannenhauser
President and Director

Leonard Rudolph            25,000          5%          $2.90       12/7/03          $0                $ 5,600
Executive Vice
President

Jennifer M. Goldstein      75,000         15%          $2.90       12/7/03          $0               $ 16,800
Chief Financial Officer


                 Aggregate Option Exercises in Last Fiscal Year
                        and Fiscal Year-End Option Values

                  The following table sets forth information concerning each exercise of stock options during the fiscal year ended June 30, 1999 by the named individual, along with the year-end value of unexercised options/warrants at June 30, 1999.

                                                                   Number of Securities     Value of Unexercised In-The-
Name                         Shares Acquired                       Underlying Unexercised   Money Options/Warrants at
                             on Exercise         Value Realized    Options at 6/30/99       6/30/99 (4)
---------------------------- ------------------  ----------------  ------------------------ -----------------------------

Robert F. Tannenhauser
President and Director       0                   0                 1,302,500 (1)            $1,188,500 (5)
---------------------------- ------------------  ----------------  ------------------------ -----------------------------

Leonard Rudolph

Executive Vice President     0                   0                 95,000 (2)               $        0 (6)
---------------------------- ------------------  ----------------  ------------------------ -----------------------------

Jennifer Goldstein

Treasurer                    0                   0                 250,000 (3)              $  230,500 (7)
---------------------------- ------------------  ----------------  ------------------------ -----------------------------

(1) Includes 375,000 options at an exercise price of $2.90, 500,000 options at an exercise price of $.82 of which 100,000 shares are currently exercisable, and 427,500 at an exercise price of $.60 of which 427,500 are currently exercisable.
(2) Includes 70,000 options at an exercise price of $3.25 of which 17,500 are currently exercisable, and 25,000 options at an exercise price of $2.90.
(3) Includes 75,000 at an exercise price of $2.90, 100,000 options at an exercise price of $.82 of which 20,000 are currently exercisable, and 75,000 at an exercise price of $.50 per share of which 56,250 is currently exercisable.
(4) The value realized equals the market value of the common stock at June 30,1999 (Closing Bid) minus the exercise price multiplied by the number of shares. The price of a share of common stock at the close of business on June 30, 1999 was $2.00.
(5) 500,000  shares  ($2.00 - $.82) =  $590,000  and  427,500  ($2.00 - $.60) =
$598,500.
(6) These options are out of the money.
(7) 100,000  shares  ($2.00  - $.82) =  $118,000  and  75,000  ($2.00 - $.50) =
$112,500.

         Reference is made to the section of this Proxy Statement entitled "Employment Agreements" and "Certain Relationships and Related Transactions" for a description of options granted to certain executive officers and employment agreements with certain executive officers.

Employment Agreements

         The Company  has  entered  into  employment  agreements  with Robert F.
Tannenhauser, President of the Company, with Leonard Rudolph, Executive Vice President of the Company, and Jennifer M. Goldstein, Chief Financial Officer and Treasurer of the Company.

         Robert F. Tannenhauser. Robert F. Tannenhauser's employment agreement provides that he shall be employed as President and Chairman of the Board of the Company and as Chief Executive Officer of Business Loan Center through January 15, 2001 at an annual gross salary of $200,000. During the fiscal year ended June 30, 1999, the Board of Directors voted to increase his salary to $300,000. Mr. Tannenhauser is also entitled to participate in all benefit plans established from time to time by the Company and Business Loan Center on the same basis as all other executive employees.

         The agreement shall automatically renew for successive one-year periods until the Company registers the shares of Common Stock held by Mr. Tannenhauser under the Securities Act. Thereafter, the agreement shall automatically renew for additional successive one-year periods unless notice to the contrary is given by any party not less than 90 days prior to the expiration of the then current term.

         The agreement obliges the Company to pay to Mr. Tannenhauser the greater of $200,000 or his annual gross salary if (i) Mr. Tannenhauser's employment is terminated for any reason other than his death or disability or
(ii) Mr. Tannenhauser terminates the agreement due to a reduction in Mr. Tannenhauser's salary or benefits or the diminution of his responsibility, authority or status as chief executive officer.

         Leonard Rudolph. Leonard Rudolph's Employment Agreement provides that he shall be employed as Executive Vice President and President of Business Loan Center, Inc. through April 30, 2003 at an annual gross salary of $170,000. Mr. Rudolph was also granted a $10,000 signing bonus as well as options to purchase 70,000 shares of Common Stock at an exercise price of $4.81, 25% of which shall vest each year during the term of the agreement. Mr. Rudolph is also entitled to participate in all benefit plans established from time to time by the Company and Business Loan Center, Inc. on the same basis as all other executive employees. He may terminate this Agreement in the event that Robert. F. Tannenhauser is no longer affiliated with the Company. Mr. Tannenhauser shall be deemed to be affiliated with the Company as long as he serves as an officer or Director of the Company. A termination under this provision shall not be deemed a termination for cause under his employment agreement.

         The agreement shall automatically renew for successive one-year periods unless notice to the contrary is given by any party not less than 90 days prior to the expiration of the then current term.

         The agreement obliges the Company to pay to Mr. Rudolph the greater of $170,000 or his annual gross salary if (i) Mr. Rudolph's employment is terminated for any reason other than his death or disability or (ii) Mr. Rudolph terminates the agreement due to a reduction in Mr. Rudolph's salary or benefits or the diminution of his responsibility, authority or status as an executive.

         Jennifer Goldstein. Jennifer Goldstein's employment agreement provides that she shall be employed as Treasurer and Chief Financial Officer of the Company, BLC Commercial, BLC Capital and Business Loan Center through September 30, 2002 at an initial annual gross salary of $100,000. Every year thereafter (with the exception of the fifth year), Ms. Goldstein will receive an automatic increase in her base salary of $25,000 per annum. Ms. Goldstein was granted options to purchase 100,000 shares of Common Stock at an exercise price of $.82, which shall vest equally over the next five years. Ms. Goldstein is also entitled to participate in all benefit plans established from time to time by the Company and Business Loan Center on the same basis as all other executive employees. She may terminate this Agreement in the event that Robert. F. Tannenhauser is no longer affiliated with the Company. Mr. Tannenhauser shall be deemed to be affiliated with the Company as long as he serves as an officer or Director of the Company. A termination under this provision shall not be deemed a termination for cause under her employment agreement.

         The agreement shall automatically renew for successive one-year periods unless notice to the contrary is given by any party not less than 90 days prior to the expiration of the then current term.

         The agreement obliges the Company to pay to Ms. Goldstein the greater of $100,000 or her annual gross salary if (i) Ms. Goldstein's employment is terminated for any reason other than her death or disability or (ii) Ms. Goldstein terminates the agreement due to a reduction in salary or benefits or the diminution of her responsibility, authority or status as an executive.

Compensation Committee Report

         At June 30, 1999, Peter Blanck, Robert D'Loren and Kenneth Schwartz were members of the Compensation Committee of the Board of Directors of the Company. The Compensation Committee's functions include the review and approval of compensation and terms of employment for all executive officers and administering the grant of employee stock options pursuant to the Plan.

         General. The Company's executive compensation (including the compensation of the Chief Executive Officer of the Company) is intended to reward, retain and motivate management. The primary component of compensation has been base salary. In determining salary levels for the executive officers, primary consideration is given to each executive's level of responsibility and individual performance.

         In addition, for certain of the most senior executives (including the compensation of the Chief Executive Officer of the Company), compensation packages now include grants of stock options. The grant of these stock options is intended to align the interests of the Company's most senior executives to improve the Company's long-term business position and performance. The Board of Directors believes that the Company's executive compensation arrangements are reasonable in light of the needs of the Company, competitive compensation levels and the goals of retention and motivation of management.

         Chief Executive Officer Compensation. Mr. Tannenhauser's employment agreement provides for a base salary of $300,000 and an annual bonus in an amount to be determined at the discretion of the Board of Directors. In addition, Mr. Tannenhauser is eligible to participate in any benefit plans established by the Company on the same basis as all other executive employees. In recognition of Mr. Tannenhauser's accomplishments on behalf of the Company in Fiscal Year 1999, the Board of Directors awarded him a bonus of $50,000 and options to acquire 375,000 shares of Common Stock in Fiscal Year 1999.

         Additional information concerning the salary, bonus, and option grants to Mr. Tannenhauser and the Company's other executive officers can be found in the sections of this Proxy Statement entitled "Executive Compensation" and "Employment Agreements".

Compensation Committee Interlocks and Insider Participation

         Certain members of the Company's Board of Directors also served as officers of the Company in Fiscal Year 1999. Specifically, Robert F. Tannenhauser served as President and Chief Executive Officer of the Company. The members of the Compensation Committee consisted of Peter Blanck, who is a substantial shareholder of the Company and brother-in-law to Robert F. Tannenhauser, as well as Robert D'Loren and Kenneth Schwartz who are also warrant holders and/or shareholders of the Company. (See "Security Ownership of Certain Beneficial Owners and Management")

         In addition,  the Company,  during  Fiscal Year 1998 obtained a line of credit for Business Loan Center and entered into a loan origination and servicing agreement with a certain financial institution introduced to the Company by Robert W. D'Loren, a Director of the Company. In connection with such arrangements and pursuant to a written agreement, D'Loren Levien & Company, LLC (ADLC@), a limited liability company of which Mr. D'Loren is a member, received total fees of $125,000 during Fiscal Year 1998. In July 1997, BLC Capital, a subsidiary of the Company, entered into a loan origination and servicing agreement with the financial institution introduced by Mr. D'Loren pursuant to which BLC Capital was to receive fees for originating and servicing non-SBA first mortgage commercial real estate backed loans for the financial institution. DLC is entitled to receive fees based upon each transaction closed. In the fiscal year ended June 30, 1999, DLC received $21,800 in fees for these services. In January 1999, DLC received a placement fee of $60,000 in connection with sale of the Company's unguaranteed SBA loans, which occurred on December 30, 1998. In December 1997, DLC received a fee advance of $72,500 in connection with arranging a line of credit for BLC Commercial, to be utilized to fund loans under the Department of Agriculture Program. In December 1997, the Company and DLC agreed, and the Board of Directors approved, an amendment to the agreement with respect to fees due and to be received in the future by DLC whereby DLC agreed to reduce the cash amount of its fees in exchange for 200,000 warrants to purchase the Common Stock of the Company at a purchase price of $1.83 per share and the right to earn an additional 600,000 shares.

                                PERFORMANCE GRAPH

         The following graph provides a comparison of the cumulative total return of the Company's Common Stock with the Russell 2000 Market Index, a broad marked index covering small capitalization stocks listed on the Russell 2000 Index and one custom index, the Peer Group Index ("Peer Index"). The cumulative total returns for each index were prepared by Media General Financial Services, Inc. Each case assumes an initial investment of $100 after the close of the market on June 30, 1994, as well as the reinvestment of any dividends.

                      COMPARISON OF CUMULATIVE TOTAL RETURN
                       AMONG BLC FINANCIAL SERVICES, INC.,
                      RUSSELL 2000 INDEX AND SIC CODE INDEX

[GRAPHIC OMITTED]


                                       6/30/94          6/30/96          6/30/97        6/30/98            6/30/99
                                       -------          -------          -------        -------            -------

BLC Financial
Services, Inc......................   $ 100.00         $117.66          $164.72          $611.82           $376.51

Peer Group Index...................     100.00          206.83           346.19           514.43            354.40

Russell 2000 Index.................     100.00          148.90           173.21           201.77            202.87


                                    ADDITIONAL INFORMATION

Certain Relationships and Related Transactions

         Since June 30, 1992, various members of the immediate family and affiliates of Robert F. Tannenhauser have made available funds to the Company for the purpose of originating loans. In exchange for extending such loans, the Company paid interest to the person or entities funding such loans during Fiscal Years 1999, 1998, 1997 and 1996. For those periods, the Company incurred interest expense relating to such individuals in the aggregate amounts of $19,000, $17,000, $157,000, and $130,000, respectively. The maximum amounts outstanding for these loans during the periods in question were $1,077,000, $2,594,000, $2,594,000, and $2,108,000, respectively. Additionally, certain members and affiliates of Mr. Tannenhauser's family participated in the debenture offering placed by the Company during Fiscal Year 1998. During Fiscal Year 1999, interest expense and interest accrual relating to such individuals approximated $88,000 and $22,000, respectively, based upon the outstanding debenture of $950,000. Additionally, during Fiscal Year 1998, interest expense and interest accrual relating to such individuals totaled approximately $48,000 and $25,000, respectively, based upon outstanding debentures to said parties in the aggregate amount of $950,000.

         On November 11, 1997, the Company entered into an investment banking agreement with Josephthal & Co., Inc. (AJosephthal@) pursuant to which the Company paid a $25,000 retainer to Josephthal and agreed to pay an additional $12,500 per month for three months commencing in January 1998. Thereafter the fee would be reduced to $5,000 per month. For the Fiscal Years ended June 30, 1999 and 1998, the Company paid Josephthal approximately, $27,000 and $85,000 in fees, respectively. In addition, the Company issued to Josephthal, pursuant to such Investment Banking Agreement, warrants to purchase 90,000 shares of the Common Stock of the Company. The initial exercise price for the warrants is $1.10 per share. Robert W. Wien, a director of the Company, is a Managing Director of Josephthal.

         The Company and Robert C. McGee, a former director and Vice-President of the Company and a former beneficial owner of greater than five percent of the Company's Common Stock, are parties to an amended and restated employment agreement. Robert McGee's original employment agreement provided that he was to be employed as Vice President of the Company, a Managing Partner of Business Loan Center and President and Chief Executive Officer of BLC Network through January 15, 2001 at an annual gross salary of $200,000. Mr. McGee was also issued warrants to purchase 187,475 shares of Common Stock at an exercise price of $.60, all of which are exercisable immediately or at any time prior to November 5, 2000.

         Mr. McGee's amended and restated employment agreement provides that he shall be employed as BLC Network's, Senior Credit Advisor through January 15, 2001 at a gross annual salary of $175,000. The agreement further provides that should BLC-Network terminate the employment of Mary McGee (his wife) for other than cause or death or disability, then Mr. McGee's compensation shall be increased to $256,000 per year. In the event BLC-Network terminates Mary McGee's employment for cause or as a result of death or disability, then Mr. McGee's compensation shall be increased to $200,000 per annum. Furthermore, in the event BLC-Network reduces Mary McGee's salary below $81,000 per year, then Mr. McGee's salary will be increased by a like amount. Mr. McGee is also entitled to participate in all benefit plans established from time to time by the Company, BLC-Network, and Business Loan Center, Inc. on the same basis as all other executive employees. The agreement shall automatically renew for successive one-year periods unless notice to the contrary is given by any party not less than 90 days prior to the expiration of the then current term.

         On April 1, 1997, the Company entered into an employment agreement with
R. Matthew McGee, the son of Robert McGee, whereby Mr. McGee shall be employed as a consultant for BLC Capital through March 31, 2002 at an annual gross salary of $136,000, which has been increased to $195,000 Mr. McGee is entitled to participate in all plans established from time-to-time on the same basis as all other employees.

         Management believes that each transaction described above was on terms at least as favorable to the Company as could have been obtained at the time and under the circumstances from non-affiliated persons.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of such equity securities. Directors, officers and greater-than-10%-stockholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such reports furnished and written representations that no other reports were required, the Company believes that all directors, officers and greater-than-10%-stockholders complied with all applicable Section 16(a) filing requirements.

                       AVAILABILITY OF CERTAIN INFORMATION

         Upon receipt of a stockholder's written request to the Secretary of the Company at the Company's principal offices, the Company will furnish to such stockholders without charge a copy of the Company's Annual Report on Form 10-K for Fiscal Year 1999.

                 STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
                             FOR 1999 ANNUAL MEETING

         The Board of Directors of the Company presently intends to schedule an Annual Meeting of Stockholders of the Company for February 15, 2001. In order for stockholder proposals for this meeting to be eligible for inclusion in the Company's Proxy Statement for that meeting, they must be received by the Company at its principal office in New York, New York by October 15, 2000. Shareholders who intend to present a proposal at the 2001 Annual Meeting of Stockholders of the Company without inclusion of such proposal in the Company's 2001 proxy materials are required to provide notice of such proposal to the Company no later than December 15, 2000.

                                  OTHER MATTERS

         Management is not aware of any other matter to be presented for action at the meeting other than Items 1 through 3 in the accompanying Notice of Annual Meeting of Stockholders, and management does not intend to bring any other matter before the Annual Meeting. However, if any other matters should be presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with their best judgment.

         Kindly date, sign and return the enclosed form of proxy. YOUR VOTE IS IMPORTANT.


                                                  DAVID REDLENER

                                                  Secretary

New York, New York
February 23, 2000

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